CONTRAVISORY STRATEGIC EQUITY FUND
Investor Class (CSEFX)
Institutional Class (CSSFX)

Supplement dated April 14, 2015 to the Summary Prospectus,
Prospectus and Statement of Additional Information dated April 30, 2014

Contravisory Investment Management, Inc., the Advisor to the Contravisory Strategic Equity Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.

The liquidation is expected to occur after the close of business on May 15, 2015.

Effective April 14, 2015, the Fund will no longer accept purchases of new shares.  In addition, on April 14, 2015, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of April 14, 2015, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by May 15, 2015 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to May 13, 2015 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-855-558-8818 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.